Exhibit 10.27

FIRST AMENDMENT AND JOINDER, dated as of August 18, 2009 (this “Amendment”), to the SHAREHOLDERS AGREEMENT (the “Agreement”) of APOLLO GLOBAL MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), dated as of July 13, 2007, by and among the Company, AP Professional Holdings, L.P., BRH Holdings, L.P., Black Family Partners, L.P., MJR Foundation LLC, Leon D. Black, Marc J. Rowan, and Joshua J. Harris, and, solely in connection with Article VII of the Agreement, APO Corp., APO Asset Co., LLC, Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P. and Apollo Management Holdings, L.P.

WHEREAS, the Company, the Principals and the holders of the majority of the outstanding Registrable Securities (collectively, the “Amending Parties”) wish to amend certain terms of the Agreement relating to (i) the indemnification obligations of the Company Indemnifying Parties, (ii) the manner by which Shareholders may become party to the Agreement and (iii) the definition of Registrable Securities for purposes of Section 8.8(a) of the Agreement;

WHEREAS, MJH Partners, L.P., a Delaware limited partnership and a member of JH’s Group (“MJH Partners”), has acquired an ownership interest in Holdings and agrees to become party to the Agreement in accordance with the terms hereof;

WHEREAS, each of Apollo Principal Holdings V, L.P., a Delaware limited partnership, Apollo Principal Holdings VI, L.P., a Delaware limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership and Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership have become members of the Apollo Operating Group and Section 7.3 of the Agreement requires the Company to cause any new member of the Apollo Operating Group to agree to be bound by Article VII of the Agreement; and

WHEREAS, APO (FC), LLC, an Anguilla limited liability company and wholly owned subsidiary of the Company, has acquired ownership interests in each of Apollo Principal Holdings VII, L.P. and Apollo Principal Holdings IX, L.P. and agrees to be bound by Article VII of the Agreement.

NOW, THEREFORE, pursuant to the terms of Section 8.8(a) of the Agreement, and in consideration of the above premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

1.1	Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings given to them in the Agreement.

1.2	Amendments.

(a) The Agreement is hereby amended by amending and restating Section 7.1 of the Agreement to read in its entirety as follows:

“Section 7.1 Indemnification of Principals. The Company Indemnifying Parties hereby agree to indemnify, jointly and severally, to the fullest extent permitted by law, each Principal (and each member of such Principal’s Group) for all amounts (including all costs and expenses incurred or paid by such Principal that relate to investigating the basis for, or objecting to any claims made in respect of, such Principal’s guaranties) that such Principal is required to pay pursuant to such Principal’s (A) personal guaranties of the obligations of the general partners of Apollo Investment Fund IV, L.P. (together with its Co-Investing Entities (as defined in the limited partnership agreement of Apollo Investment Fund IV, L.P.), “Fund IV”), Apollo Investment Fund V, L.P. (together with its Co-Investing Entities (as defined in the limited partnership agreement of Apollo Investment Fund V, L.P.), “Fund V”) and Apollo Investment Fund VI, L.P. (together with its Co-Investing Entities (as defined in the limited partnership agreement of Apollo Investment Fund VI, L.P.), “Fund VI”) to repay incentive income received by the Company or any of its Affiliates, whether received before or after the date hereof, in the event certain specified return thresholds are not ultimately achieved by such Fund, and (B) obligation to repay loans made to such Principal by the general partner of Fund IV, Fund V or Fund VI, as applicable, with proceeds from certain loans made or to be made in lieu of carried interest distributions otherwise payable by Fund IV, Fund V or Fund VI to its respective general partner. BRH shall reasonably determine whether a loan was made in lieu of carried interest distributions otherwise payable by Fund IV, Fund V or Fund VI to its respective general partner for purposes of this Section 7.1. The Company shall advance to the Principals any amount payable pursuant to this Section 7.1; provided, that if the Principal pays any such amount directly, the Company shall reimburse each Principal for such amount paid by such Principal within two business days of receiving reasonable evidence from such Principal that he has paid any amount that is covered by the indemnification set forth in this Section 7.1.”

(b) The Agreement is hereby amended by amending and restating Section 7.2 of the Agreement to read in its entirety as follows:

“Section 7.2 Indemnification of Other Professionals. The Company Indemnifying Parties hereby agree to indemnify, jointly and severally, to the fullest extent permitted by law, each Other Professional for such Other Professional’s Indemnifiable Percentage of all amounts (including all costs and expenses incurred or paid by such Other Professional that relate to investigating the basis for, or objecting to any claims made in respect of, such Other Professional’s guaranties) that such Other Professional is required to pay pursuant to such Other Professional’s (A) personal guaranties of the obligations of the general partners of Fund IV, Fund V, and Fund VI to repay incentive income received by the Company or any of its Affiliates, whether received before or after the date hereof, in the event certain specified return thresholds are not ultimately achieved by such Fund and (B) obligation to repay loans made to such Other Professional by the general partner of Fund IV, Fund V or Fund VI, as applicable, with proceeds from certain loans made or to be made in lieu of carried interest distributions otherwise payable by Fund IV, Fund V or Fund VI to its respective general partner. BRH shall reasonably determine whether a loan was made in lieu of carried interest distributions otherwise payable by Fund IV, Fund V or Fund VI to its respective general partner for purposes of this Section 7.2. The Company shall advance to the Other Professionals any amount payable pursuant to this Section 7.2; provided, that if the Other Professional pays any such amount directly, the Company shall reimburse each Other Professional for such indemnifiable amount (pursuant to the immediately preceding sentence) paid by such Other Professional within two business days of receiving reasonable evidence from such Other Professional that he has paid any amount that is covered by the indemnification set forth in this Section 7.2.”

(c) The Agreement is hereby amended by amending and restating Section 7.3 of the Agreement to read in its entirety as follows:

“Section 7.3 Company Actions. The Company shall (i) cause any new member of the Apollo Operating Group to agree to be bound by this Article VII and (ii) use commercially reasonable efforts to cause any indemnification payments made by the Company Indemnifying Parties hereunder to be made (A) first, jointly and severally, by Apollo Principal Holdings I, L.P. and Apollo Principal Holdings III, L.P. prior to any other Company Indemnifying Party making any indemnification payment, (B) second, jointly and severally, by Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P. and Apollo Principal Holdings IX, L.P. (and any new member of the Apollo Operating Group formed to serve as holding vehicles for Apollo carry vehicles or other entities formed to engage in the asset management business) prior to any other Company Indemnifying Party making any indemnification payment, (C) third, by Apollo Management Holdings, L.P. prior to any other Company Indemnifying Party making any indemnification payment, and (D) fourth, jointly and severally, by the other Company Indemnifying Parties.”

(d) The Agreement is hereby amended to include a new Section 2.5, which will read in its entirety as follows:

“Section 2.5 Additional Shareholders. Subject to the terms herein, any Person not originally a Shareholder may, in the sole discretion of the Company, become a Shareholder under this Agreement by executing a joinder pursuant to which such additional Shareholder agrees to be bound by the terms of this Agreement, which joinder shall be in form and substance acceptable to the Company and effective upon execution by the Company.”

(e) The Agreement is hereby amended by amending and restating Section 8.8(a) of the Agreement to read in its entirety as follows:

“Section 8.8 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, (i) in the case of an amendment, by the Company, the Principals and the holders of a majority of the then outstanding Registrable

Securities (solely for purposes of this Section 8.8(a), Registrable Securities shall also include any Operating Group Units exchangeable for Class A Shares (whether or not such Operating Group Units are vested or subject to transfer restrictions)), and (ii) in the case of a waiver, by the party against whom the waiver is to be effective; provided, that such amendment or waiver which adversely affects any party to this Agreement and is prejudicial to such party relative to all other parties (other than the Company) cannot be effected without the consent of such party.”

1.3	Joinder to the Agreement.

(a) MJH Partners hereby agrees that upon execution of this Amendment, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

(b) Pursuant to Section 7.3 of the Agreement, each of Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., and Apollo Principal Holdings IX, L.P hereby agrees to become a party to the Agreement solely in connection with Article VII of the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of Article VII of the Agreement (as amended hereby) as though an original party thereto and shall be deemed a member of the “Apollo Operating Group” and a “Company Indemnifying Party” for all purposes thereof.

(c) APO (FC), LLC hereby agrees to become a party to the Agreement solely in connection with Article VII of the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of Article VII of the Agreement (as amended hereby) as though an original party thereto and shall be deemed a “Company Indemnifying Party” for all purposes thereof.

1.4	No Other Amendments or Waivers; Integration.

Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect, enforceable in accordance with its terms. Except as specifically set forth herein, this Amendment is not a consent to any waiver or modification of any other term or condition of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any rights that the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein. Except as specifically set forth herein, this Amendment shall be interpreted in a manner consistent with the terms of the Agreement.

1.5	Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

1.6	Counterparts and Facsimile Execution.

This Amendment may be executed in any number of original or facsimile counterparts, including by facsimile transmission, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

* * * * *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

AP PROFESSIONAL HOLDINGS, L.P.

By:	BRH Holdings GP, Ltd. its General Partner

By:	/s/ John J. Suydam*
John J. Suydam
Vice President

/s/ Leon D. Black
Leon D. Black

/s/ Marc J. Rowan
Marc J. Rowan

/s/ Joshua J. Harris
Joshua J. Harris

MJH PARTNERS, L.P.

By:	MJH Family, LLC
its General Partner

By:	/s/ Joshua J. Harris
Joshua J. Harris
Member

Acknowledged and Agreed:

APOLLO GLOBAL MANAGEMENT, LLC

By:	AGM Management, LLC, its Manager

By:	BRH Holdings GP, Ltd., its Sole Member

By:	/s/ John J. Suydam*
John J. Suydam Vice President

Agreed and acknowledged solely in connection with Article VII of the Agreement:

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS II L.P.

By:	Apollo Principal Holdings II GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS III L.P.

By:	Apollo Principal Holdings III GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS IV L.P.

By:	Apollo Principal Holdings IV GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS V, L.P.

By:	Apollo Principal Holdings V GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, LLC, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President

APOLLO PRINCIPAL HOLDINGS VII, L.P.

By:	Apollo Principal Holdings VII GP, Ltd., its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd., its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President

APOLLO PRINCIPAL HOLDINGS IX, L.P.

By:	Apollo Principal Holdings IX GP, Ltd., its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLP, its General Partner

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APO ASSET CO., LLC

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APO CORP.

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

APO (FC), LLC

By:	/s/ John J. Suydam*
John J. Suydam Vice President and Secretary

*	The undersigned executes this amendment on behalf of each of the entities listed above with an asterisk following his name, solely in his capacity as an officer of such entities.

/s/ John J. Suydam
John J. Suydam